Exhibit 10 A

EIGHTH AMENDMENT TO THE

FIRST AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

SAUL HOLDINGS LIMITED PARTNERSHIP

THIS EIGHTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this “Eighth Amendment”), dated as of December 31, 2007, is entered into by the undersigned parties.

W I T N E S S E T H:

WHEREAS, Saul Holdings Limited Partnership (the “Partnership”) was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the “Original Agreement”);

WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, by that certain Third Amendment dated July 21, 1994, by that certain Fourth Amendment dated December 1, 1996, by that certain Fifth Amendment dated July 6, 2000, by that certain Sixth Amendment dated November 5, 2003 and by that certain Seventh Amendment dated November 26, 2003 (as amended, the “Agreement”);

WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership, desire to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

1. In subsection 8.6.B(1)(ii) of the Agreement, the language “five percent (5%) of the aggregate value of the total Capital Stock issued and outstanding” is hereby amended to read “the Ownership Limit as defined in Section 4.A of Article VI of the Articles of Incorporation, as amended (determined without regard to any waivers granted by the Board of Directors pursuant to Section 4.I of the Articles of Incorporation, as amended),” and in the flush language immediately following that subsection, the language “twenty-four and 9/10 percent (24.9%) of the aggregate value of the total Capital Stock issued and outstanding” is hereby amended to read “the Existing Holder Limit as defined in Section 4.A of Article VI of the Articles of Incorporation, as amended.”

2. Except as herein amended, the Agreement is hereby ratified, confirmed and reaffirmed for all purposes and in all respects.

3. This Eighth Amendment may be executed in counterparts, all of which together shall constitute one instrument binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart. Each party shall become bound by this Eighth Amendment immediately upon affixing its signature hereto.

IN WITNESS WHEREOF, the undersigned parties have executed this Eighth Amendment as of the date first written above.

GENERAL PARTNER:

SAUL CENTERS, INC., a Maryland corporation

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	President

LIMITED PARTNERS:

B.F. SAUL REAL ESTATE INVESTMENT TRUST, a Maryland unincorporated business trust

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	Senior Vice President

Attest:	/s/ Elizabeth R. Cook
Name:	Elizabeth R. Cook
Title:	Assistant Secretary

WESTMINSTER INVESTING CORPORATION, a New York corporation

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	Executive Vice President

VAN NESS SQUARE CORPORATION, a
Maryland corporation

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	President

DEARBORN, L.L.C., a Delaware limited liability company

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	President

B.F. SAUL PROPERTY COMPANY (f/k/a Franklin Property Company), a Maryland corporation

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	Chairman of the Board and President

AVENEL EXECUTIVE PARK PHASE II, L.L.C., a Maryland corporation

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	President

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